Rule 497(e)
File Nos. 333-144503 and 811-22091

Key Business VUL II – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by First Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-2 Series Account

SUPPLEMENT Dated August 12, 2011
To the Prospectus dated May 1, 2011

Effective immediately, the name of the Columbia Small Cap Value (Class A Shares) on page 15 of the Prospectus is changed to the Columbia Variable Portfolio - Small Cap Value Fund (Class 1 Shares).

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2011.  Please keep this supplement for future reference.